Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Barrett Growth Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated September 18, 2023
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated September 28, 2022

At a meeting held on August 17, 2023, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the Barrett Growth Fund (the “Fund”). The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Barrett Growth Fund (the “New Fund”), a newly-created, shell series of Segall Bryant & Hamill Trust (“SBHT”), an open-end registered investment management company. The Board of Trustees of SBHT approved the Plan of Reorganization on June 15, 2023.

A notice of a special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) seeking shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders. If the Plan of Reorganization is approved by the Fund’s shareholders, then shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax free reorganization for federal tax purposes.

Prior to the Reorganization, expected to occur in November 2023, Barrett Asset Management, LLC, the Fund’s investment adviser (“Barrett”), will continue to manage the Fund in the ordinary course. Upon approval of the Reorganization by shareholders, Segall Bryant & Hamill, LLC (the “New Adviser”), will become the investment adviser to the New Fund. The New Fund will be managed pursuant to investment policies and strategies that are substantially similar to those set forth in the Fund's Prospectus and Statement of Additional Information, and the portfolio managers responsible for managing the Fund will continue to manage the New Fund after the Reorganization. A comparison of the investment policies and strategies of the Fund and the New Fund will be provided in the Proxy Statement. The parent company of the New Adviser has agreed to assume the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this supplement for future reference.